Form N-CSR
Pursuant to Rule 30b2-1 {17 CFR 270.30b2-1}


1.	Investment Company Act File Number:	811-09189

2.   	Exact name of investment company as specified in
registration statement: Zazove Convertible Securities Fund, Inc.

3.	Address of principal executive office:
	1001 Tahoe Blvd.
	Incline Village, NV 89451

4.	Name and Address of Agent for Service:
Mark R. Ludviksen
1001 Tahoe Blvd.
Incline Village, NV 89451

5. Registrant's telephone number:  775.886.1500

6. Date of fiscal year end:  December 31

7. Date of reporting period:  January 1, 2009 through
                              June 30, 2009


Item 1.  Report to Stockholders

Zazove Convertible Securities Fund, Inc.
Semi Annual Report
June 30, 2009 (UNAUDITED)


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
TABLE OF CONTENTS
                                                        Page
HISTORICAL RETURNS                                         1

FINANCIAL STATEMENTS:
  Statement of Assets and Liabilities                      2
  Schedule of Investments                                3-6
  Statement of Operations                                  7
  Statements of Changes in Net Assets                      8
  Notes to Financial Statements                          9-14
  PROXY VOTING POLICIES                                   15



Zazove Convertible Securities Fund, Inc.
RELATIVE HISTORICAL RETURNS
6-30-99 thru 6-30-09

[A graph illustrates the relative performance of the Fund versus the S&P 500, Russell 2000 and Barclays Capital U.S. Aggregate
Bond Index for the one year, three year, five year and ten year period ended June 30,2009. As illustrated in the graph, during this period the Fund's return was -13.35%, -3.60%, +2.28 and +6.70%, respectively,while the return of the S&P 500 Stock Index was -26.21%, -8.22%, -2.24% and -2.22%, respectively, the return of the Russell 2000 Stock Index was -25.01%, -9.89%, -1.71% and 2.38%, respectively, and the return of the Barclays Capital U.S. Aggregate Bond Index was +6.06%, +6.43%, +5.02% and +5.98%, respectively.

The Fund returns are presented after all fees and expenses. The returns of the S&P 500 Stock Index, the Russell 2000 Stock Index and the Barclays Capital U.S. Aggregate Bond Index are presented after the reinvestment of dividends and interest. Past results are not a guarantee of future performance.






ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (UNAUDITED)

ASSETS

ASSETS:
Investment Securities, at fair value
(cost $62,534,692)                                $  49,802,135

Receivables:
  Interest                                              359,141
  Dividends                                             100,024
  Investment securities sold                            119,213
Taxes                                                     5,048
Other                                                     3,336

     Total assets                                    50,388,897


LIABILITIES

PAYABLES:
  Capital shares redeemed                               216,047
  Due to broker                                       2,494,798
  Margin interest                                           310
  Transfer agency fees                                    5,584
  Custody fees                                              650
  Professional fees                                      21,065
  Other                                                     318

     Total liabilities                                2,738,772

NET ASSETS                                        $  47,650,125


ANALYSIS OF NET ASSETS:
  Common stock ($.01 par value; 25,000,000 shares $      32,063
    authorized;3,206,287 shares issued and outstanding)
  Paid-in surplus                                    61,216,049
  Accumulated net realized losses on investments     (1,865,444)
  Accumulated undistributed net investment income     1,000,014
  Net unrealized depreciation on investments        (12,732,557)

NET ASSETS                                           47,650,125

NET ASSET VALUE PER SHARE
 (based on 3,206,287 shares outstanding)	        $14.86


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
SCHEDULE OF INVESTMENTS
June 30, 2009 (UNAUDITED)


                                          Principal/        Fair
                                            Shares/        Value
					  Contracts
INVESTMENT SECURITIES - 105%

CONVERTIBLE PREFERRED STOCK - 21%
UNITED STATES - 21%

Affiliated Managers Group,Inc. 5.100%         1,200        35,100
   Due 04-15-36 (d)
Affiliated Managers Group,Inc. 5.150%        48,410     1,200,568
   Due 10-15-37 (d)
Bunge Limited 4.875%			     18,090     1,474,335
Carriage Services Capital Trust 7.000%       59,500     1,636,250
   Due 06-01-29 (d)
Citigroup Inc. 6.500%                        15,000       503,400
Dune Energy, Inc. 10.000% (d)                 2,488       186,600
Dune Energy, Inc. 10.000% (144A) (b)(d)         336        25,200
Fifth Third Bancorp 8.500% (d)                4,200       378,000
Fleetwood Capital Trust 6.000%               97,960        13,714
   Due 02-15-28 (d)
Healthsouth Corp. 6.500% (d)                  1,800     1,178,442
McMoRan Exploration Co 8.000%
   Due 08-31-13                                 160       168,430
Newell Financial Trust 1 5.250%               2,048        56,842
   Due 12-01-27
Quadramed Corp 5.500%                       113,000     1,864,500
Simon Property 6.000% (d)                    22,620     1,054,658
Six Flags, Inc. 7.250%                       90,300        17,157
   Due 08-15-09 (a)

Total Convertible Preferred Stock (cost- $19,231,196)   9,793,197

CONVERTIBLE BONDS - 69%
Mauritius - 0%
APP Finance VI Mauritius                 12,903,000        22,580
   0.000% Due 11-18-12 (a)(c)(d)

INDIA - 2%
Vedanta Finance (Reg S) 4.600%            1,000,000       831,250
   Due 02-21-26

LUXEMBOURG -2%
Arcelormittal 5.000% Due 05-15-14(d)        840,000     1,055,250

SINGAPORE -1%
Global Crossing Ltd. 5.000% Due 5-15-11(d)  750,000       661,500


UNITED STATES - 64%
Alexandria Real Estate Equities, Inc.(144A)   40,000       42,128
    8.000% Due 04-15-29
Allegheny Technologies, Inc. 4.250%          250,000      276,250
   Due 06-01-14
Alliance Data Systems (144A) 1.750%          310,000      229,509
   Due 08-01-13 (b)(d)
Amgen Inc. 0.000%                            197,000      131,005
   Due 03-01-32 (C)
Beckman Coulter, Inc. 2.500%                  30,000       29,715
   Due 12-15-36
Capital Source Inc.                        2,800,000    2,058,000
   7.250% Due 07-15-37 (d)
Carnival Corporation                       1,000,000      961,250
   2.000% Due 04-15-21 (d)
Cell Therapeutic, Inc.                     1,500,000    1,170,000
   4.000% Due 07-01-10 (d)
Cephalon Inc. 2.500%                       1,050,000    1,043,753
   Due 05-01-14
Chemed Corporation                         1,000,000      750,700
   1.875% Due 05-15-14 (d)
Danaher Corporation                          765,000      699,975
   0.000% Due 01-22-21 (c)(d)
Dominion Resources Inc.                      500,000      544,300
   2.125% Due 12-15-23 (d)
Enpro Industries, Inc.                     1,100,000      839,438
   3.937% Due 10-15-15 (d)
Exterran Holdings, Inc.                      700,000      655,340
   4.250% Due 06-15-14
FiberTower Corporation			   2,215,500      941,588
   9.000% Due 11-15-12 (d)
HCC Insurance Holdings                       500,000      550,950
   1.300% Due 04-01-23 (d)
Hertz Global Holdings, Inc.                  480,000      547,776
   5.250% Due 06-01-14
Ingersoll-Rand Company Ltd.                   60,000       80,160
   4.500% Due 04-15-12
International Game Technology(144A)        1,030,000    1,103,233
   3.250% Due 05-01-14(b)
Interpublic Group                            500,000      438,200
   4.750% Due 03-15-23 (d)
JetBlue Airways Corporation                  500,000      526,250
   6.750% Due 10-15-39
L-3 Communications Holdings                  610,000      588,528
   3.000% Due 08-01-35
Level Three Communications                 2,500,000    1,773,750
   3.500% Due 06-15-12 (d)
Liberty Media (TWX)                        1,500,000    1,271,250
   3.125% Due 03-30-23 (d)
Liberty Media (VIA/B)                      1,740,000      693,390
   3.250% Due 03-15-31
Liz Claiborne, Inc.(144A)                  1,150,000    1,170,125
   6.000% Due 06-15-14(b)
McMoRan Exploration                          800,000      700,000
   5.250% Due 10-06-11
Newmont Mining Corporation                    80,000       90,404
   3.000% Due 02-15-12
Newmont Mining Corporation - A               730,000      795,700
   1.250% Due 07-15-14 (d)
Pier 1 Imports, Inc.                         305,000      198,250
   6.375% Due 02-15-36 (d)
Rambus, Inc.                                 500,000      527,100
   5.000% Due 06-15-14
Rite Aid Corporation                   	     250,000      207,188
   8.500% Due 05-15-15 (d)
School Specialty, Inc.                     1,300,000    1,070,017
   3.750% Due 11-30-26 (d)
Sirius XM Radio Inc. (144A)                2,000,000      937,500
   7.000 % Due 12-01-14 (b)
Sotheby's                                    455,000      352,625
   3.125% Due 06-15-13(d)
Steel Dynamics, Inc.                         500,000      547,800
   5.125% Due 06-15-14
SVB Financial Group (144A)                    70,000       64,400
   3.875% Due 04-15-11 (b)
Textron, Inc.                                260,000      262,067
   4.500% Due 05-01-13
Thermo fisher Scientific                     810,000    1,123,268
   0.000% Due 12-15-33 (c)
Toreador Resources Corporation               750,000      600,000
   5.000% Due 10-01-25
Transocean Inc. - C                          120,000      106,800
   1.500% Due 12-15-37 (d)
US Airways Group, Inc.                     1,975,000    1,659,000
   7.000% Due 09-30-20 (d)
US Airways Group, Inc.                       390,000      280,800
   7.250% Due 05-15-14
Virgin Media Inc. (144A)                     500,000      393,125
   6.500% Due 11-15-16 (b)(d)
Western Refining, Inc.                     1,500,000    1,357,500
   5.750% Due 06-15-14

        Total United States                            30,390,104

Total Convertible Bonds (cost - $37,023,858)           32,960,684


CONVERTIBLE BOND UNITS - 2%
UNITED STATES - 2%
Ashland Inc. 6.500%                            1,720     946,000
  Due 06-30-29

        Total Convertible Bond Units(cost $1,300,485)    946,000

COMMON STOCK - 2%
Ireland - 0%
Babcock & Brown Air, Ltd.                     13,100      101,918

UNITED STATES - 2%
Durect Corporation                           403,150      959,497
Scottish Re Group Ltd.                       305,787       21,405

      Total United States                                 980,902

      Total Common Stock (cost $3,068,844) 3,339,109    1,082,820


PREFERRED STOCK - 0%
GREAT BRITAIN - 0%
PTV Inc.                                         594           77

      Total Preferred Stock(cost $2,953)                       77


WARRANTS - 1%
UNITED STATES - 1%
Mirant(Series A),strike price $21.87,         28,100       41,307
    Expire 01-03-11
Mirant(Series B),strike price $20.54,         65,200      123,880
    Expire 01-03-11
Raytheon Company,strike price $37.50,         52,500      501,370
    Expire 06-16-11

      Total Warrants(cost $1,277,905)                     666,557

Other Investment Securities - 9%
UNITED STATES - 9%
    Metromedia Int'l Group, Inc.               80,000   4,352,800
       appraisal rights (e)

      Total Other Investment Securities(cost $629,451)  4,352,800


TOTAL INVESTMENT SECURITIES (cost - $62,534,692)       49,802,135


OTHER ASSETS LESS LIABILITIES - (5)%                  (2,152,010)
NET ASSETS - 100%                                     $47,650,125



(a) This security is in default or deferral and interest or dividends are not being accrued on the position.
(b) 144A securities are those which are exempt from registration under Rule 144A of the U.S. Securities Act of 1933. These securities are subject to contractual or legal restrictions on their sale.
(c) Non-income producing securities.
(d) All or a portion of these securities are pledged as collateral for the margin account held by the custodian.
(e) The Fund is party to an appraisal action in the Delaware Court of Chancery in which it has requested the determination and payment of fair value of the 7.25% Cumulative Convertible Preferred Stock. See notes to financial statements.

Percentages are based upon the fair value as a percent of net
assets as of June 30, 2009.                           (concluded)



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)



INVESTMENT INCOME:
  Interest                                          $   989,656
  Dividends                                             453,732
  Other                                                   1,101

      Total investment income                         1,444,489

EXPENSES:
   Management fees                                      330,895
   Margin interest                                        9,715
   Transfer agency fees                                  40,737
   Professional fees                                     23,865
   Director fees                                          5,250
   Custody expense                                        5,480
   Insurance expense                                      2,260
   Other                                                    119

        Total expenses                                  418,321


NET INVESTMENT INCOME                                 1,026,168

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS & SECURITIES SOLD SHORT:
  Net realized loss on investments and
   securities sold short                              (558,213)
  Net change in unrealized appreciation
  of investments and securities sold short           12,992,389

     Net realized and unrealized gain from investments
      and securities sold short                      12,434,176

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                         $13,460,344


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)


OPERATIONS:
Net investment income                                    $ 1,026,168
Net realized loss on investments
 and securities sold short                                 (558,213)
Net change in unrealized appreciation
on investments and securities sold short                  12,992,389

Net increase in net assets resulting
  from operations                                         13,460,344

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                  1,106,646
Payments for shares redeemed                               (929,224)

Net increase in net assets resulting
 from capital share transactions                            177,422

NET INCREASE IN NET ASSETS                                13,637,766

NET ASSETS, Beginning of year                             34,012,359

NET ASSETS, June 30, 2009                                 47,650,125



See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)


1.   ORGANIZATION

Zazove Convertible Securities Fund, Inc., a Maryland corporation (the "Fund") is registered under the Investment Company Act of 1940 as a nondiversified investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund pursues this objective primarily through investing in a portfolio of convertible securities. The convertible strategy focuses primarily on opportunities in the United States of America, although the Fund may hold foreign securities. Zazove Associates, L.L.C. is the Fund's investment advisor (the "Investment Advisor"). The Fund initially acquired its portfolio pursuant to a merger whereby Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation-The Fund's financial statements have been prepared using the accrual basis of accounting.

Use of Estimates-The Fund's financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Securities-Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Securities traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day. If the market for a security exists predominantly through a limited number of market makers, the security is valued by attaining an independent bid and offer from at least two market makers in the security and valuing the security at the mid-point of the quote that, under the circumstances and in the good faith judgment of the Board of Directors, represents the fair value of the security. Securities for which market quotations are not available are valued at a fair value as determined in good faith by the Investment Advisor with the oversight by the Board of Directors pursuant to Board of Directors' approved procedures.

Valuation of Measurements- the Statement of Financial Accounting
Standards No. 157, Fair Value Measurements
(FAS 157),defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements and is effective for the Fund's current fiscal year.

Various inputs are used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    Level 1 - quoted prices in active markets for identical
              securities
    Level 2 - other significant observable inputs (including quoted prices for similiar securities, interest rates, prepayment speeds, credit risk, etc.)

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's net assets as of June 30, 2009:

Valuation Inputs                       Investments in Securities
Level 1 - Quoted prices                            $ 3,702,591
Level 2 - Other Significant Observable Inputs       41,746,744
Level 3 - Significant Unobservable Inputs            4,352,800

Total Investment in Securities                     $49,802,135

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
                                       Investments in Securities
Balance as of December 31, 2008                    $ 3,751,200
Total gains orlosses (realized/unrealized)             601,600
Net purchases(sales)                                         0
Transfers in and/or out of Level 3                           0

Balance as of June 30, 2009                        $ 4,352,800

Ending balance
The amount of total gains or loses for the period
included in net assets attributable to the change in
unrealized gains or losses related to assets still held
at the reporting date                              $   601,600


Cash and Cash Equivalents-Cash and cash equivalents include cash and money market investments.

Investment Transactions and Income-Security transactions (including securities sold short) are recorded on the trade date. Realized gains or losses from sales of securities (including securities sold short) are determined on an identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security using the effective interest method.

Indemnifications - Under the Fund's organizational documents, the Fund is obligated to indemnify its directors, officers and investment advisor against certain liabilities relating to the business or activities undertaken by them on behalf of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide for general indemnification to other parties.
The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss to be remote.

3.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Shares may be purchased as of the first business day of each month upon approval of the Board of Directors at the then net asset value per share. All subscription funds received after the first business day of the month will be added to the general funds of the Fund at the beginning of the following month.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year. This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.

Distributions from the Fund are recorded on the ex-distribution date. All ordinary and capital gain distributions are automatically reinvested in Shares at the then prevailing net asset value unless Shareholders elect in writing to receive such distributions in cash.


In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

Analysis of Changes in Shares

Shares sold                                             82,258
Shares redeemed                                       (77,540)

 Net (decrease) increase                                4,718

 Shares outstanding at the beginning
  of year                                            3,201,570

 Shares outstanding as of June 30, 2009              3,206,287


4.   MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Zazove Associates, L.L.C. has been engaged as the Fund's Investment Advisor pursuant to the terms of an Investment Advisory Agreement.
As Investment Advisor to the Fund, Zazove Associates, L.L.C. will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis based on the net assets of the Fund as of the beginning of the month.

                                        Net Assets
                                         in Excess
                                      of $20,000,000   Net Assets
                 First $20,000,000        up to       in Excess of
 Net Assets        in Net Assets        $70,000,000    $70,000,000

Annual management
 fee rate               2.00%              1.50%          1.00%


As of June 30, 2009, certain employees and affiliates of the Investment Advisor held 6.04% of the outstanding shares of the Fund.

The Fund bears all normal direct costs and expenses of its operations including: management fees; brokerage commissions; custodian fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The Fund will not incur costs and expenses associated with the offering of shares in the Fund. The custodian fees and transfer agent fees are paid to UMB Bank, N.A.

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board"). The Board consists of four directors: Gene T. Pretti, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three directors who are not affiliated with the Investment Advisor will receive $3,500 for their service to the Fund during 2009.

Gene T. Pretti, President, and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day-to-day supervision of the business and affairs of the Fund. Steven M. Kleiman is the Fund's
Chief Compliance Officer and is responsible for administering the Fund's compliance policies and procedures. Except for certain actions requiring the approval of the shareholders or the Board of Directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. Management of the Fund is vested exclusively with the Board of Directors. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

5.   INCOME TAXES


FASB Interpretation No.48 for Uncertainty in Income Taxes ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Management has evaluated the implications of FIN 48, and has determined that the Fund has not taken any tax positions that do not meet the more-likely-than-not threshold. The tax years 2005-2008 remain subject to examination by the Internal Revenue Service.

It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to the Fund's shareholders. Therefore, no provision for federal income taxes has been made.

At December 31, 2008, the Fund had no undistributed ordinary income of $307,118 for federal income tax purposes.
In addition, the Fund had a capital loss carryforward of $1,307,233, which is available to offset future capital gains through December 31, 2016.


At June 30, 2009, the cost and related gross unrealized appreciation and depreciation for federal income tax purposes are as follows:


  Cost of investments for tax purposes           $62,869,934

  Gross tax unrealized appreciation                5,831,382
  Gross tax unrealized depreciation              (18,899,181)

  Net tax unrealized depreciation on investments $(13,067,799)


6.   INVESTMENT TRANSACTIONS

For the six months ended June 30,2009, the cost of purchases and proceeds from sales of investments (excluding short-term investments) were $25,493,426 and $27,946,492, respectively. There were no purchases or sales of long-term U.S. government securities.

7.   OFF-BALANCE-SHEET RISK AND CONCENTRATIONS OF CREDIT RISK

The Fund may engage in the short sale of securities. Investment securities sold short, not yet purchased, represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. These short positions are generally hedged positions against portfolio holdings and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long convertible positions.

At June 30,2009, the Fund's top five industry concentrations (as a percentage of investment securities at fair value)
 were as follows:
  Misc. Media                                        8.7%
  Broadcasting & Cable                               6.6%
  Electronic Equipment & Instruments                 5.7%
  Health Services                                    5.7%
  Airlines                                           5.0%


Since the Fund does not clear its own investment transactions, it has established an account with a third-party custodian (UMB Bank, N.A.) for this purpose. The resulting concentration of credit risk is mitigated by the custodian's obligation to comply with the rules and regulations of the Securities and Exchange Act of 1934. In addition, the Fund has established an account with a brokerage firm (J.P. Morgan) for the purpose of purchasing securities on margin. At June 30,2009, the Fund owed the brokerage firm $2,494,798 for securities purchased on margin (reflected as due to brokers in the statement of assets and liabilities). The Fund has pledged sufficient securities as collateral for the margin account held by the custodian.
The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. Interest is charged on payable balances at a rate equal to the Federal
Funds rate (0.25% at June 30, 2009) plus 30 basis points. For the six months ended June 30, 2009, margin interest expense was $9,715.


Other Investment Securities-
On August 22, 2007 Metromedia International Group, Inc.'s ("MIG") common stock was acquired, and MIG was taken private.
Pursuant to the terms of the transaction, Metromedia International Group's 7.25% cumulative convertible preferred stock (the "Preferred Shares") remained outstanding, and the holders had the right to demand a determination of the fair value of the Preferred Shares in Delaware Court (the "Appraisal Action"). MIG would then be obligated to make payment of the fair value for the Preferred Shares as determined in the Appraisal Action. The Fund decided to participate in the Appraisal Action to maximize the value of its Preferred Shares. The Delaware
Court of Chancery rendered its Final Judgment on June 5, 2009 and held that the value of each of the Preferred Shares, including staturory interest, as of the June 5, 2009 judgment date was $54.21 ($47.47 value of the preferred at the effective time of the merger, plus $6.74 of statutory interest). This amount will continue to accrue interest at the statutory rate of 5.0% over the Federal Reserve discount rate until the judgment is paid in full. On June 12, MIG exercised its right to appeal by filing a Notice of appeal with the Delaware Supreme Court. Until the Appraisal Action is resolved, the claim relating to the Preferred Shares is wholly illiquid.



                        * * * * *


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
PROXY VOTING POLICIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free at 800.217.2978 and (ii) on the Commission's website at http://www.sec.gov.






ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS                      Andrew  J. Goodwin, III
                               Jack L. Hansen
                               Peter A. Lechman
                               Gene T. Pretti

OFFICERS                       Gene T. Pretti
                               Steven M. Kleiman

INVESTMENT ADVISOR             Zazove Associates, LLC
                               1001 Tahoe Blvd.
                               Incline Village, NV  89451

CUSTODIAN                      UMB Bank N.A.
                               928 Grand Avenue
                               Kansas City, MO  64106

INDEPENDENT REGISTERED         Deloitte & Touche LLP
PUBLIC ACCOUNTING FIRM         111 South Wacker Drive
                               Chicago, IL  60606

DIVIDEND-DISBURSING            UMB Fund Services, Inc.
AND TRANSFER AGENT             803 W. Michigan Street, Suite A
                               Milwaukee, WI  53233-2301


Item 2:	Code of Ethics
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 3:  Audit Committee Financial Expert
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 4:  Principal Accountant Fees and Services
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 5:  Audit Committee of Listed Registrants
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 6: Schedule of Investments. This information is included in the Report to Shareholders in Item 1.

Item 7:	Disclosure of Proxy Voting Policies and
Procedures for Closed-End Management Investment Companies.
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 8: Portfolio Managers of Closed-End Investment Companies.
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 9: Purchases of Equity Securities by Closed-End
Management Investment Company and Affiliated Purchasers.

Month Ending  Total No.   Avg. Price  Total No.    Maximum No.
              Shares      Paid Per    Of Shares    (or approximate
              Purchased   Shares      Purchased    value) of shares
                                      As Part of   that May Yet Be
                                      Publicly     Purchased Under
                                      Announced    the Plans or
                                      Plans or     Programs
                                      Programs

January        -0-                     *             *

February       -0-

March         63,001	 $11.32    	   *             *

April          -0-

May            -0-

June          14,539     $14.86        *             *

* On a quarterly basis, it is a basic policy of the Fund to offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year.
This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.
There were no redemption fees imposed during 2004. It is a basic policy of the Fund to offer on a quarterly basis to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share.
A Shareholder who desires to have Shares redeemed at the close of a calendar quarter must submit a written request by the 17th day of March, June, September or December, as applicable (or the next business day if such day is not a business day). Each such day is referred to as a "Repurchase Request Deadline." The Fund will send a notice to each Shareholder no less than twenty-one and no more than forty-two days before each Repurchase Request Deadline with the details regarding the repurchase offer. If the number of Shares requested by the Shareholders for repurchase exceeds the number of Shares in the repurchase offer, then the Fund may repurchase an additional two percent of the outstanding Shares. If there is still an excess, the Fund will repurchase Shares on a pro rata basis. The Fund has adopted written procedures reasonably designed to ensure that the Fund's portfolio is sufficiently liquid to enable the Fund to fulfill the repurchase requests. The Fund has the right, under certain circumstances, to force the redemption of all or a portion of the Shares held by a Shareholder. The Fund may impose a 2% fee on the repurchase of Shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are deemed repurchased by treating the Shares first acquired by a Shareholder as being repurchased prior to Shares acquired by such Shareholder thereafter.


Item 10:  Submission of Matters to a Vote of Security Holders.
No material change.

Item 11: Controls and Procedures
a) Registrant's principal executive officer and principal financial officer have evaluated Registrant's disclosure controls and Procedures within 90 days of this filing and have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c)) were effective as of that date, in ensuring that the information required to be disclosed by Registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis. Registrant's principal executive officer and principal financial officer concluded that such procedures did not have any significant deficiencies or material weaknesses that require corrective action.

b) There were no changes in Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, Registrant's internal control over financial reporting.

Item 12:  Exhibits
(a)(1) Not applicable.

(a)(2) The certification required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) of each principal executive officer of Registrant is attached.

(a)(3) Not applicable.

(b) No applicable.